Exhibit 10.39

AMENDED & RESTATED LOAN POOLING AND
LAST-OUT PARTICIPATION AGREEMENT

September 24, 2003

To:                              PDS Gaming Corporation (“Participant”)

6171 McLeod Drive

Las Vegas, NV 89120-4410

Re: 2003 Loan Pool

Gentlemen:

This letter agreement (this “Agreement”) confirms the agreement between Participant, Canpartners Investments IV, LLC (“Canpartners”), Libra Securities, LLC (“Libra”).  Ravich Revocable Trust of 1989 (“Ravich”), Highbridge/Zwirn Special Opportunities Fund, L.P. (“Highbridge”, and together with Canpartners, Libra, and Ravich, the “Mezzanine Lenders”), the collateral agents set forth on schedules B-1 through B-11 attached hereto (such schedules hereinafter referred to as the “Note Schedules” and such collateral agents hereinafter referred to as the “Collateral Agents”) and Wishnow, Ross, Warsavsky & Company, as administrative agent for the Mezzanine Lenders (“Agent”) in connection with those loans specified on Exhibit A as amended from time to time (the “Loan Agreements”).  Each time Exhibit A is amended, each Mezzanine Lender, Agent, Participant and the appropriate Collateral Agent shall sign a new Schedule prepared in the form of Exhibit B.  The indebtedness lent by the parties to this Agreement under the Loan Agreements during 2003 is referred to herein as the “Mezzanine Loans.”  It is the intention of the parties to this Agreement to create a loan pool on similar terms as are set forth herein for each succeeding calendar year.  The loan pool contemplated under Exhibit A, as amended from time to time, shall be referred to us the “2003 Loan Pool”.  All capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the applicable Loan Agreement.  From and after the date hereof, the terms of this Agreement amend, restate and supersede the terms of that certain Last-Our Participation Agreement dated June 25, 2003 among Participant, Canyon Capital Advisors LLC and the Mezzanine Lenders (the “Original Participation”).

1.                                       AGREEMENT FOR PURCHASE OF THE PARTICIPATION; GRANT OF SECURITY INTEREST.

(a) Upon the effectiveness of this Agreement as described below in paragraph 17, the Participant has purchased, agreed to purchase or invested in a subordinated, last-out interest in the amount set forth on Exhibit 1 attached hereto (as and when funded, the “Participation”) in (i) each Mezzanine Loan, and (ii) all existing and future property and interests in property securing each Mezzanine Loan under the applicable Loan Agreements (all such interests in property being hereinafter referred to as the “Collateral”).  The Participation includes a pro rata, subordinated, last-out interest in all amounts, other than those amounts which are expressly excluded in paragraphs 2 and 4 below, which are received by the Agent or the Collateral Agents on account of each Mezzanine Loan, whether from any source, including, without limitation, recovery from litigation (such amounts, together with all principal, interest and other amounts paid or received in respect of the Mezzanine Loans are hereinafter referred to as the “Payments”).

(b) As part of the consideration for the Participation and as consideration for the Mezzanine Loans to Participant and its affiliates from time to time by the Mezzanine Lenders, Participant hereby collaterally assigns and pledges and grants to Collateral Agents, for the benefit of the Mezzanine Lenders, a security interest in, and a lien on and against, all of Participant’s right, title and interest in and to the Participation, the Collateral, and any Back End Participation (as hereinafter defined).

2.                                       INTEREST ON THE PARTICIPATION.  Interest shall accrue monthly on the unpaid principal balance of the Mezzanine Loans at the rate set forth on each Note Schedule, computed as set forth therein.  As part of the consideration for the Participation, the Participant agrees that Participant may receive the Payments received by the Agent on, or in connection with, the Mezzanine Loans, whether from a Borrower or from any other source, only as provided in paragraph 4 below.

3.                                       RETURN OF PRINCIPAL TO PARTICIPANT.  Except as otherwise provided herein, the Participant shall not be entitled to any Payments received by the Agent which are allocable to the payment of principal of the Mezzanine Loans in accordance with the provisions of paragraph 4 below until the Mezzanine Lenders have had 100% of their principal and all accrued interest in all of the Mezzanine Loans repaid in full in cash.

4.                                       APPLICATION OF PAYMENTS.  Solely as between the Mezzanine Lenders and the Participant and without conferring any benefit or right to the borrowers listed on Exhibit A (the “Borrowers”), Payments shall be applied by the Agent in the following order unless a Payment is required to be otherwise applied by law:

(a)                                                                                                               First, (i) to the applicable Collateral Agent as reimbursement for its reasonable costs and expenses, including but not limited to attorney’s and paralegals’ fees, taxes, costs and expenses of appeals, and out-of-pocket advances (but excluding Agent’s Fees under Section 10 hereof, which shall be the sole responsibility of Mezzanine Lenders), incurred in connection with (a) the collection or enforcement of the Mezzanine Loans; (b) the preservation of the Collateral; (c) the collection or enforcement of Borrowers’ liabilities to the Participant and the Mezzanine Lenders; (d) the sale, disposition or other realization upon or recovery or possession of the Collateral; (e) any actual or proposed amendment, restatement, restructuring or waiver of any of the terms of the Loan Agreements or any agreement executed and delivered in connection therewith; (f) any restructuring or refinancing of the Mezzanine Loans; (g) the filing or prosecution of a complaint with respect to any of the above matters or the defense of any claim actual or threatened by Borrowers, a receiver or trustee in bankruptcy for Borrowers or any third party for, or on account of, or with respect to the Mezzanine Loans.

(b)                                                                                                              Second, so long as no Participant Default (as hereinafter defined) has occurred and is continuing, to Participant, at the time any Payment is received in connection with a Mezzanine Loan, a servicing fee equal to the amount set forth on the appropriate Note Schedule (calculated on a 30/360 basis): “Participant Default” shall mean a “Default” or an “Event of Default” under any of loan documents (as such terms are therein defined) relating to any of the Mezzanine Loans set forth on Note Schedules B-2, B-4, B-5, B-6, B-9, B-10, or B-11; upon the occurrence and continuance of a Participant Default, the servicing fee with respect to any Mezzanine Loan on which a Participant Default has occurred and is continuing shall not be paid to Participant (the amount of such servicing fee not paid while a Participant Default is continuing is hereinafter referred to as “Unpaid Servicing Fee”), it being understood that Participant shall continue to receive the servicing fees with respect to all Mezzanine Loans on which there is no Participant Default continuing; upon cure of such Participant Default, the servicing fee payable with respect to the Mezzanine Loan on which there was the Participant Default shall resume, but the Unpaid Servicing Fee shall not be paid until all amounts due to Mezzanine Lenders hereunder shall have been paid in full.

(c)                                                                                                               Third, to the Mezzanine Lenders, at the time any Payment is received in connection with a Mezzanine Loan, as interest on their respective pro rata interests in such Mezzanine Loan, a payment equal to the interest rate set forth on the Note Schedules for such Mezzanine Loan, times the average outstanding principal balance of such loan since the last interest payment was made.  Interest shall be calculated on the basis of a 360 day year.

(d)                                                                                                              Fourth, to the Mezzanine Lenders, at the time any Payment is received in connection with a Mezzanine Loan, as payment of principal on their respective pro rata interests in such Mezzanine Loan.  If no such principal remains outstanding, then, the Agent shall pay any interest due on any Mezzanine Loan (but excluding specifically the SDG-Colville loan described on Schedule B-3) that is in default (such loans shall be referred to herein as “Defaulted Loans” and such interest as “Defaulted Interest”).  If the amount of such Payment available is less than the total amount of Defaulted Interest, then the Agent shall calculate the amount of each Defaulted Loan outstanding and assign as a ratio (expressed as a percentage) for such loan (a “Defaulted Pro Rata Percentage”), the numerator of which shall be the outstanding amount of such Defaulted Loan and the denominator of which shall be the aggregate outstanding amounts of all Defaulted Loans.  The Agent shall then pay down the Defaulted Interest associated with each Defaulted Loan by an amount equal to such Defaulted Loan’s Defaulted Pro Rata Percentage times the amount of Payment available.  Once an amount has been designated for each Defaulted Loan, the amount paid to each Mezzanine Lender shall be determined pursuant to such Defaulted Loan’s Note Schedule.  Once there is no Defaulted Interest left outstanding, any remaining portion of the Payment shall be paid as follows; The Agent shall calculate the amount of each Mezzanine Loan which has any unpaid principal or other amounts (excluding the SDG – Colville loan described on Schedule B-3) (all such Mezzanine Loans are hereinafter referred to as “Outstanding Mezzanine Loans”) and assign a ratio (expressed as a percentage) for such loan (a “Principal Pro Rata Percentage”), the numerator of which shall be the outstanding amount of such Outstanding Mezzanine Loan and the denominator of which shall be the aggregate outstanding amounts of all Outstanding Mezzanine Loans at such time.  The Agent shall then pay down the principal of each Outstanding Mezzanine Loan by an amount equal to such Outstanding Mezzanine Loan’s Principal Pro Rata Percentage times the amount of the Payment available.  Once an amount has been designated for each Outstanding Mezzanine Loan, the amount paid to each Mezzanine Lender shall be determined pursuant to such Outstanding Mezzanine Loan’s Note Schedule.

(e)                                                                                                               Fifth, to the Participant, at the time any Payment is received in connection with a Mezzanine Loan, as payment of principal in an amount equal to the sum of all Participant’s contribution as set forth on the Note Schedules, and any Unpaid Servicing Fee, each without interest

(f)                                                                                                                 Sixth, to the Participant, at the time payment is received in connection with a Mezzanine Loan, as reimbursement of its expenses, an amount equal to all documented third party out-of-pocket expenses (“Expenses”) incurred by Participant in connection with the financing of the Collateral, but in no case in excess of two percent (2%) of the aggregate original principal balance of the loans to the Borrowers (Original Transaction Amount), including the Mezzanine Loans, as set forth in the Note Schedules, and the loans from the non-Mezzanine Lenders; as used herein, Expenses shall not include any amount included in the amount of the contribution of Participant referenced in Paragraph 4(e).

(g)                                                                                                              Seventh, after all of the above payments have been made and for each Payment received thereafter.  Agent shall calculate whether there was or is any Back End Participation (as hereinafter defined) due on any Mezzanine Loan and then distribute any proceeds to the Participant, Libra or the Mezzanine Lenders, to be applied against their respective interests of such Back End Participation, as set forth on the Note Schedules.  To the extent the amount of proceeds from a Payment is less than the amount of the Back End Participations allocable to all Mezzanine Loans, the Agent shall allocate the proceeds to the appropriate Mezzanine Loan based on the ratio of the amount of the unpaid Back End Participation with respect to such Mezzanine Loan to the amount of the unpaid Back End Participation with respect to all Mezzanine Loans and then within such Loan to the appropriate parties as set forth on the Note Schedules.  A “Back End Participation” means each applicable party’s participation in (as expressed by percentage set forth on each applicable Note Schedule) any remaining cash flows, including payments on resale, re-lease or any other event which causes a recognition of the equity or residual value of any Collateral.

Notwithstanding the foregoing, once the Mezzanine Lenders have received payments with respect to the Chukchansi II Note (as hereinafter defined) totaling (a) $7,750,000 in original principal amount, plus (b) accrued interest thereon, so long as there is no Defaulted Loan, Agent shall pay to Participant the remaining principal payments and accrued interest thereon in satisfaction of Participant’s participation in the Mezzanine Loan reflected on Schedule B-8.  The Chukchansi II Note means the $8,000,000 17.5% Secured Equipment Note, issued to Highbridge/Zwirn Capital Management, LLC as agent, pursuant to that certain Equipment Loan Indenture, dated as of August 7, 2003, by and among the Chukchansi Economic Development Authority, the Picayune Rancheria of Chukchansi Indians and U.S. Bank, N.A., as trustee.

5.                                       ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.  The Participant by its signature hereto acknowledges and agrees that it has received a copy of the Loan Documents.  The Participant by its signature hereto also acknowledges and agrees that Agent and the Borrowers have provided the Participant with or granted the Participant access to all of the financial and other information that the Participant has requested or believes to be necessary to enable the Participant to make independent, informed judgments with respect to the creditworthiness of Borrowers, the value and extent of the Collateral, and the desirability of purchasing the Participation.  The Participant by its signature hereto acknowledges and agrees that it has independently, and without reliance upon any representations of Agent or any of the Mezzanine Lenders, and based on (i) the financial information referred to or set forth in the Loan Agreement and the Note, (ii) the various information provided to the Participant by Borrowers, (iii) Participant’s knowledge of Borrowers’ businesses through its prior contractual relationships, and (iv) such other financial statements, documents and information as the Participant deemed appropriate, made and relied upon his own credit analysis and judgment to execute this agreement and purchase the Participation.  The Participant by its signature hereto acknowledges and agrees that Participant will, independently and without reliance upon Agent and the Mezzanine Lenders, and based on such financial statements, documents and information as the Participant deems appropriate at the time, continue to make and rely upon its own credit decisions in taking or not taking action under this letter.

6.                                       AGREEMENTS REGARDING ADMINISTRATION OF THE MEZZANINE LOANS.  In order to enable the Collateral Agents to better administer and enforce the Mezzanine Loans on behalf of Participant and the Mezzanine Lenders, the Participant agrees that it is in the Participant’s best interest that the Collateral Agents hold for the benefit of Participant and the Mezzanine Lenders, the executed original Notes.  All Payments and Collateral which are not for any reason disbursed to, or applied for the benefit of, the Participant in accordance with paragraph 4 above, but which are otherwise allocable to the Participant hereunder, will be held by the Agent on behalf of the Participant, subject at all times to Participant’s rights hereunder.  Notwithstanding anything herein to the contrary, all Payments received by Agent or Collateral Agents which are allocable to Participant shall be remitted to Participant immediately, but in any event not later than two (2) business days after receipt by Agent or Collateral Agents.

7.                                       AGENT’S AND MEZZANINE LENDERS’ REPRESENTATIONS; AGENT’S AND COLLATERAL AGENT’S DUTY OF CARE AND RESPONSIBILITY TO PARTICIPANT.  Participant accepts the full risk of non-payment of the Participation and agrees that the Mezzanine Lenders, the Collateral Agents and the Agent shall not be responsible for the performance or observance by Borrowers of any of the terms, covenants or conditions of the Loan Agreement, the Notes or the other documents executed and delivered in connection therewith or for the inspection or policing of the Collateral.  The Participant specifically acknowledges that neither the Collateral Agents, the Agent nor any of the Mezzanine Lenders have made any warranty or representation with respect to the due execution, legality, accuracy, authenticity, completeness, validity, enforceability or collect ability of the loans under the Loan Documents or such other documents (including, without limitation, any warranty or representation of Borrowers contained therein) and the Mezzanine Loans or with respect to the solvency, financial condition or future financial condition of Borrowers or the genuineness, existence or value of the Collateral.  Notwithstanding anything to the contrary contained herein or in any law applicable generally to transactions of the type evidenced by this agreement, the Participant agrees that the Collateral Agent shall be obligated to close, manage and supervise the Mezzanine Loans only in accordance with its usual practices.  In particular, and without limiting the generality of this paragraph 7, the Participant agrees that the Collateral Agent may act upon any notice, or any consent, certificate, cable, telex or other instrument or writing believed by such Collateral Agent to be genuine and that Collateral Agent may consult with legal counsel, independent accountants, appraisers and other experts selected by such Collateral Agent and shall not be liable for any action taken or omitted to be taken in good faith by such Collateral Agent in accordance with the advice of such counsel, accountants, appraisers or experts.  The Participant further agrees that neither the Collateral Agents nor the Agent shall not be liable to the Participant under any circumstances except for actual losses, if any, suffered by the Participant hereunder which are proximately caused by either such Collateral Agent’s or Agents, as the case may be, willful misconduct or failure to comply with the terms of this Agreement; subject only to such limited liability, the Participant hereby exonerates and releases all Collateral Agents and the Agent now and hereafter from any existing or future obligation or liability to the Participant, express or implied, for any (i) loss of, release, of, depreciation of, or failure to realize upon the Collateral; (ii) failure to collect or receive payment of the Mezzanine Loans or other sums owing from Borrowers; or (iii) mistake, omission or error of judgment in (a) passing upon, making or accepting the Mezzanine Loans, the Notes, the other documents executed and delivered in connection therewith, or the Collateral (including, without limitation, the value, genuineness, enforceability or existence of any of the Collateral), or (b) making or failing to make any examinations, appraisals, audits or check-ups of either Borrower’s affairs or the Collateral, or granting extensions, renewals or indulgences (except as provided in Section 8 below) to Borrower, at any time or times hereafter.

8.                                       WAIVERS AND RELEASE OF RIGHTS UNDER THE LOAN AGREEMENTS.

(a)  Notwithstanding any provision in paragraph 6 above, the Collateral Agents and the Mezzanine Lenders reserve the right, in their sole discretion, at any time or times hereafter, without giving prior notice to the Participant, (i) subject to Section 8(b), to release any of the Collateral or other security for the Mezzanine Loans, including, without limitation, in connection with any sale by Borrower of any of its assets; (ii) to modify the Loan Agreements or any document executed and delivered in connection therewith, (iii) to consent to any action or failure to act by either Borrower, (iv) to exercise or refrain from exercising any powers or rights which the Mezzanine Lenders and Participant may have as a matter of law, or under or in respect of the Loan Agreements or such other documents, including, without limitation, the right to enforce the obligations of Borrowers, (v) to take any action in the event of any bankruptcy or other insolvency proceeding involving Borrowers, including entering into agreements with Borrowers with respect to the post-petition usage of cash collateral or whatever post-petition financing arrangements such Collateral Agent deems appropriate and the Participant shall participate therein on the same terms as those set forth in this Agreement and (vi) to take any other action allowed under the Loan Agreement or the Note or any such other document or applicable law; provided, that, prior to taking any of the foregoing actions, the Agent, the Collateral Agents or the Mezzanine Lenders, as applicable, will give written notice to Participant of its intention to take such action.

(b)  Prior to the release of any Collateral securing a Defaulted Loan, the applicable Collateral Agent shall provide written notice (a “Release Notice”) to Participant of such Collateral Agent’s intent to release Collateral in accordance with Section 8(a).  Participant may within ten (10) days of the Release Notice either:

(i) purchase all and no less than all of the Mezzanine Lenders’ interests in the Defaulted Loan (including the right to receive payments of principal, interest and costs and expenses with respect to such Mezzanine Loan) by paying to the Mezzanine Lenders an amount equal to the sum of (x) the outstanding principal balance of such Defaulted Loan, (y) accrued but unpaid interest thereon, and (z) all accrued but unpaid costs and expenses of each of the Mezzanine Lenders, Agent and applicable Collateral Agent incurred in connection with such Defaulted Loan.

(ii) propose a substitute Mezzanine Loan (a “Replacement Loan”) to replace the Defaulted Loan, and endeavor to execute and deliver to the applicable Collateral Agent and the Mezzanine Lenders within thirty (30) days such loan and security documents as such Collateral Agent and the Mezzanine Lenders may request.  The Collateral Agent and Mezzanine Lenders may, in each of their sole and absolute discretion, accept or reject Participant’s proposal for a Replacement Loan; provided, however, no Mezzanine Lender’s acceptance of such Replacement Loan shall be effective unless all of the Mezzanine Lenders also accept such Replacement Loan.

Upon either (i) the receipt of the entire Purchase Price by the Mezzanine Lenders or (ii) the Collateral Agent’s and each Mezzanine Lenders’ acceptance of a Replacement Loan and execution and delivery of loan, security and transfer documents with respect to the Replacement Loan, satisfactory to the Mezzanine Lenders, Collateral Agents and the Mezzanine Lenders shall, at the request and expense of Participant, execute and deliver to Participant a proper instrument or instruments acknowledging the satisfaction and termination of the Defaulted Loan, and will duly assign, transfer and deliver to Participant (without recourse and without any representation or warranty) such of the Collateral with respect to such Defaulted Loan as may be in the possession of a Collateral Agent or a Mezzanine Lender.  No Mezzanine Lender shall have any Back End Participation with respect to the Collateral for a Defaulted Loan that has been either purchased by Participant or replaced with a Replacement Loan pursuant to this Section 8.

9.                                       APPOINTMENT OF AGENT; AGENT’S OBLIGATIONS; PRESUMPTIONS.  Each Mezzanine Lender and Participant hereby appoint Wishnow, Ross, Warsavsky & Company as administrative agent hereunder.  Agent is authorized to and shall collect all money due with regard to the Mezzanine Loans, shall hold the same in trust for and for the sole benefit of the Lenders and Participant, and make the appropriate payments pursuant to Section 4 hereof.  The Agent’s books and records and all entries thereon, and any statements received by the Participant from the Agent with respect to any Mezzanine Loan, will (i) evidence both the Participant’s interest and the Mezzanine Lenders’ interests in such Mezzanine Loan; (ii) identify the same as such; and (iii) subject to the Participant’s express right to rebut the presumption by conclusively demonstrating the existence of an error on the part of the Agent, be presumed to be correct, prima facie evidence of the amount of the Mezzanine Loans and the Participant’s interest therein.  Within ten (10) business days from the end of each calendar month, Agent shall provide Participant with a written accounting of all activities of Agent in connection with the Mezzanine Loans for the prior month, which monthly accounting shall be prepared pursuant to Agent’s and Collateral Agents’ usual and customary practices.

10.                                 AGENT’S FEES.  The Mezzanine Lenders hereby agree to pay to Agent, on a quarterly basis, any invoice that has been approved by the Mezzanine Lenders owning greater than 50% of all Mezzanine Loans outstanding at such time (“Majority in Interest of the Mezzanine Lenders”).  Canpartners shall be responsible for 61.67% of such fee, Highbridge shall be responsible for 31.67% of such fee, Libra shall be responsible for 3.33% of such fee and Ravich shall be responsible for 3.33% of such fee.

11.                                 COLLATERAL.  The Participant agrees that if it shall, at any time or times hereafter prior to payment of the loans under the Loan Agreements in full in cash, receive possession of any of the Collateral or any payment from or for the benefit of the Borrowers in connection with such Collateral, then such Collateral or payment shall be held by Participant as agent for the Mezzanine Lenders and shall, on demand, be delivered to the Agent.  The Participant agrees that any security interest granted by Borrower directly to Participant (rather than to or for the benefit of the Mezzanine Lenders) at any time or times hereafter in all or any part of the Collateral shall be subordinate in all respects to the security interests of the Mezzanine Lenders irrespective of the actual date of such grant or order of filing of any financing statements or other means of perfection under applicable law.  Each Collateral Agent hereby expressly appoints the Participant as agent for the purpose of perfecting the Mezzanine Lenders’ security interest in any of the Collateral which may at any time come into the possession of the Participant, and the Participant hereby agrees to hold any such Collateral for the Mezzanine Lenders’ benefit and, upon request, to deliver such Collateral to such Collateral Agent.  Participant hereby acknowledges that neither Collateral Agent acts as Participant’s agent with respect to the Collateral and that neither Collateral Agent has any duties to Participant with respect to the Collateral.

12.                                 RECOVER PAYMENTS.  If any of the Payments received by Agent and distributed or credited to the Participant and the Mezzanine Lenders are required to be returned or repaid by the Agent to a Borrower or a representative or successor in interest to a Borrower, whether by court order, settlement or otherwise, the Participant shall, upon notice from the Agent immediately pay to the Agent its pro rata share of any Payments so required to be returned, together with interest thereon at such rate, if any, as the Agent shall be obligated to pay to Borrower or such other Person with respect thereto.

13.                                 NOTICES.  Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, telex, other similar facsimile transmission, (iii) one (1) business day after deposit with a reputable overnight courier with all charges prepaid or provided for or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated as follows: If to Canyon Agent at: Canyon Capital Advisors LLC, 9665 Wilshire Boulevard, Suite 200, Beverly Hills, CA 90212, Facsimile: 310-247-2701, Attention: Joshua S. Friedman; if to Highbridge Agent at: Highbridge/Zwirn Capital Management, LLC, 9 West 57th Street, New York, NY 10019, Facsimile: 212-751-0593, Attention: Dan Zwirn; if to Agent at: Wishnow, Ross, Warsavsky & Company, 16130 Ventura Blvd, Ste 320, Encino, CA 91436, Facsimile: 818-382-7599, Attention: David Hartman; and if to the Participant at: PDS Gaming Corporation, 6171 McLeod Drive, Las Vegas, NV 89120-4410, Facsimile: 702-740-8692, Attention: Johan P. Finley, Chief Executive Officer, or to such other address or number as each party may designate in writing from time to time.

14.                                 GOVERNING LAW; SUCCESSORS.  This agreement shall be binding upon and shall inure to the benefit of the legal representatives, successors and assigns of the respective parties hereto and shall be governed by and interpreted in accordance with the laws of the State of New York.

15.                                 PARTICIPANT’S COMPLIANCE WITH LAW; RESALE OR ASSIGNMENT OF PARTICIPATION; SALE OF ADDITIONAL PARTICIPATIONS:  The Participant hereby warrants and represents to the Collateral Agents, the Agent and the Mezzanine Lenders that (i) the execution and delivery of this Agreement by the Participant and purchase of the Participation does not constitute a violation by Participant of any agreement, law, statute, decree or decision which is binding on Participant; and (ii) Participant is acquiring the Participation for its own account and will not sell, pledge, encumber, assign, or subparticipate the Participation, or any part hereof, to any Person without the prior written consent of the applicable Collateral Agent, which shall not be unreasonably withheld.  The Mezzanine Lenders and the Participant hereby agree that any such transfer of any interest in the Participation shall be void if attempted without such Collateral Agent’s written consent.  The Mezzanine Lenders may sell, pledge or assign additional participations in any Mezzanine Loan to any other Person without the consent of the Participant, provided that the applicable Mezzanine Lender will provide Participant with notice of an assignment or participation within five business days after the effective date thereof, and provided further, that any such assignment shall be in compliance with applicable regulatory gaming regulations.  The Participant and the Mezzanine Lenders further agree that it is their intent that the Participation shall not be, and shall not be construed to be, a “security” under any federal or state securities laws.

16.                                 MEZZANINE LENDERS’ COMPLIANCE WITH LAW:  Each Mezzanine Lender separately, and not jointly and severally, hereby warrants and represents to Participant that the execution and delivery of this Agreement by such Mezzanine Lender and the sale of the Participation does not constitute a violation by such Mezzanine Lender of any agreement, law, statute, decree or decision which is binding on such Mezzanine Lender.

17.                                 SUBORDINATION.  The Participant agrees to and does hereby subordinate to the Mezzanine Lenders and to the Collateral Agent’s and/or Mezzanine Lenders’ liens and security interests against the Collateral, any and all claims against Borrower and any and all security interests, liens or encumbrances the Participant may now or hereafter have in or upon the Collateral (including, without limitation, under this Agreement) and agrees not to enforce any such claims, security interests, liens or encumbrances until and unless all Mezzanine Loans has been paid in full in cash and the Loan Agreements shall have been terminated.  In the event that, at any time, any payment or distribution of security relating to the Collateral or the Mezzanine Loans is received by the Participant other than from the Agent pursuant to this letter, prior to payment in full in cash of the Mezzanine Loans, the Participant will forthwith deliver the same to the Agent in precisely the form received (except for the endorsement or assignment of the Participant where necessary), for application to the Mezzanine Loan, and, until so delivered, the same shall be held in trust by the Participant as the property of the Mezzanine Lenders.  In the event of the failure of the Participant to make any such endorsement or assignment, the Collateral Agent, or any of its officers, agents, or employees, is hereby irrevocably authorized to make the same. Other than as provided for herein, Participant grants no rights to the Mezzanine Lenders to look for repayment of any monies due them from any other assets of the Participant.

18.                                 EFFECTIVENESS OF THIS AGREEMENT; CONDITIONS PRECEDENT.  This Agreement shall become effective and the Participation shall be granted when signed by all parties to this Agreement.

19.                                 CAPACITY OF PARTICIPANT.  The Participant hereby represents and warrants to the Collateral Agents, the Agent and the Mezzanine Lenders that it has full right, power and capacity to enter into this Agreement to effect the purchase of the Participation on the terms and conditions set forth in this Agreement and to make the representations, warranties, covenants and agreements made herein.

20.                                 MISCELLANEOUS TERMS.

(a)                                  PARTICIPANT, THE MEZZANINE LENDERS AND THE COLLATERAL AGENT AND THE AGENT EACH AGREE THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK AND THE PARTICIPANT

WAIVES ANY AND ALL OBJECTIONS THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

(b)                                 PARTICIPANT AGREES THAT ALL COLLATERAL AGENTS AND THE MEZZANINE LENDERS SHALL HAVE THE RIGHT TO PROCEED AGAINST THE PARTICIPANT OR ITS PROPERTY (SUBJECT TO THE LIMITATIONS ON RECOURSE SET FORTH IN SECTION 17 HEREOF) IN A COURT IN ANY LOCATION TO ENABLE THE COLLATERAL AGENT OR THE MEZZANINE LENDERS TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH COLLATERAL AGENT OR THE MEZZANINE LENDERS.  THE PARTICIPANT WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH ANY COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH.

(c)                                  PARTICIPANT, THE MEZZANINE LENDERS, THE COLLATERAL AGENTS AND THE AGENT EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT ENTERED INTO BETWEEN THEM.  PARTICIPANT, THE MEZZANINE LENDERS, THE COLLATERAL AGENTS AND THE AGENT EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY HEREOF WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(d)                                 PARTICIPANT REPRESENTS TO THE COLLATERAL AGENTS, THE AGENT AND THE MEZZANINE LENDERS THAT IT HAS DISCUSSED THIS AGREEMENT WITH ITS LAWYERS.

(e)                                  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

If the foregoing is acceptable to the Participant and accurately sets forth the understanding between the Participant, the Mezzanine Lenders, the Collateral Agents and the Agents, please so indicate by signing this letter in the space provided on the following page and returning the original hereof to both of the Collateral Agents listed below.

Sincerely,

CANYON CAPITAL ADVISORS LLC,
as Collateral Agent

By:	/s/ Mitchell R. Julis
Name: Mitchell R. Julis
Title: Authorized Signatory

HIGHBRIDGE/ZWIRN CAPITAL MANAGEMENT, LLC,
as Collateral Agent

By:
Name:
Title:

Accepted and agreed to as of the date first written above.

PDS GAMING CORPORATION

By:
Name: Johan P. Finley
Title: Chief Executive Officer

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC		LIBRA SECURITIES, LLC

By:	/s/ Mitchell R. Julis	By:
Name: Mitchell R. Julis		Name: Jess M. Ravich
Title: Authorized Signatory		Title: Chief Executive Officer

Sincerely,

CANYON CAPITAL ADVISORS LLC,
as Collateral Agent

By:
Name:
Title:

HIGHBRIDGE/ZWIRN CAPITAL MANAGEMENT, LLC,
as Collateral Agent

By:	/s/ [ILLEGIBLE]
Name:
Title:

Accepted and agreed to as of the date first written above.

PDS GAMING CORPORATION

By:
Name: Johan P. Finley
Title: Chief Executive Officer

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC	LIBRA SECURITIES, LLC

By:	By:
Name:	Name: Jess M. Ravich
Title:	Title: Chief Executive Officer

Sincerely,

CANYON CAPITAL ADVISORS LLC,
as Collateral Agent

By:
Name:
Title:

HIGHBRIDGE/ZWIRN CAPITAL MANAGEMENT, LLC,
as Collateral Agent

By:
Name:
Title:

Accepted and agreed to as of the date first written above.

PDS GAMING CORPORATION

	By:	/s/ Johan P. Finley
Name: Johan P. Finley
Title: Chief Executive Officer

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC	LIBRA SECURITIES, LLC

By:	By:
Name:	Name: Jess M. Ravich
Title:	Title: Chief Executive Officer

Sincerely,

CANYON CAPITAL ADVISORS LLC,
as Collateral Agent

By:
Name:
Title:

HIGHBRIDGE/ZWIRN CAPITAL MANAGEMENT, LLC,
as Collateral Agent

By:
Name:
Title:

Accepted and agreed to as of the date first written above.

PDS GAMING CORPORATION

By:
Name: Johan P. Finley
Title: Chief Executive Officer

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC	LIBRA SECURITIES, LLC

By:	By:	/s/ Jess M. Ravich
Name:	Name: Jess M. Ravich
Title:	Title: Chief Executive Officer

RAVICH REVOCABLE TRUST OF 1989		HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	/s/ Jess M. Ravich	By:
Name: Jess M. Ravich		Name:
Title: Trustee		Title:

Agent

Wishnow, Ross Warsavsky & Co

By:
Name:
Title:

RAVICH REVOCABLE TRUST OF 1989	HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	By:	/s/ [ILLEGIBLE]
Name: Jess M. Ravich		Name:
Title: Trustee		Title:

Agent

Wishnow, Ross Warsavsky & Co

By:
Name:
Title:

	RAVICH REVOCABLE TRUST OF 1989	HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

	By:	By:
	Name: Jess M. Ravich	Name:
	Title: Trustee	Title:

Agent
Wishnow, Ross Warsavsky & Co

By:	/s/ David Hartman
Name: David Hartman
Title: Partner

Exhibit A

List Of Loans

NEED LEGAL NAME OF BORROWER

Borrower	Closing Date	Schedule
Sierra Design Group (“SDG”) – Cherokee	6/25/03	B-1
PDS Gaming Corporation (“PDS”) Chukchansi – Bally	7/25/03	B-2
SDG – Colville	8/1/03	B-3
PDS – Seminole Component	8/4/03	B-4
PDS – Chukchansi Operating	8/4/03	B-5
PDS and affiliates – Route	8/7/03	B-6
PDS – Chukchansi Notes ($16.8 million)	8/7/03	B-7
PDS – Chukchansi Notes ($8 million)	8/7/03	B-8
PDS – Trump Marina 07	8/18/03	B-9
PDS – Trump Plaza 06	8/18/03	B-10
PDS – Trump Plaza 07	8/18/03	B-11

Exhibit B
FORM OF NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 24, 2003

1.               Borrower:

2.               a.  Closing Date:

b.  Maturity Date:

c.  Payment Date:

3.               Total Debt Provided by non-Mezzanine Lenders:

4.               Total Debt Provided by Mezzanine Lenders and Participant:

5.               Amount of Participation:

6.               Servicing Fee Debt Amount:

7.               Servicing Fee Amount:

8.               Interest Rate paid by Borrower on Total Loan/Lease:

9.               Interest Rate Received by Agent on Behalf of Mezzanine Lenders:

10.         Interest Rate Paid to Mezzanine Lenders:

11.         Collateral Agent:

12.         Pro Rata Shares of the Mezzanine Lenders:

Canpartners:

Highbridge

Libra

Ravich

13.         Back-End Participation:

Participant

Mezzanine Lenders

Libra

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC	LIBRA SECURITIES, LLC

By:	By:
Name:	Name: Jess M. Ravich
Title:	Title: CEO

RAVICH REVOCABLE TRUST OF 1989	HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	By:
Name: Jess M. Ravich	Name:
Title: Trustee	Title:

Agent
Wishnow, Ross Warsavsky & Co	PDS GAMING CORPORATION

By:	By:
Name:		Name: Johan P. Finley
Title:		Title: CEO

Schedule B-1

NOTE SCHEDULE
to
Amended and Restated Loan Pooling
and Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		SDG Cherokee
2.	a. Closing Date:		6/25/03
	b. Maturity Date:		12/1/06
	c. Payment Date:		First of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$3,732,238
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$2,009,666
5.	Amount of Participation:		$287,095
6.	Servicing Fee Debt Amount:		Not Applicable
7.	Servicing Fee Amount:		Year 1 - $21,500 per quarter
			Year 2 and 3 - $14,350 per quarter
			Year 4 and after - $3,600 per quarter
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.55% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		21.734%
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	51%
	Mezzanine Lenders	47%
	Libra	2%

Schedule B-2

NOTE SCHEDULE
to
Amended and Restated Loan Pooling and
Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		Chukchansi/Bally
2.	a. Closing Date:		7/25/03
	b. Maturity Date:		4/30/05
	c. Payment Date:		First of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$2,134,263
5.	Amount of Participation:		$197,715
6.	Servicing Fee Debt Amount:		$2,134,263
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6

8.	Interest Rate paid by Borrower on Total Loan/Lease:		15,259% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		15.259% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.083% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	$289,664
	Libra:	$ 31,111

	Remainder:
	Participant:	37%
	Mezzanine Lenders	59%
	Libra	4%

Schedule B-3

NOTE SCHEDULE
to
Amended and Restated Loan Pooling and
Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		SDG – Colville Raining Diamonds
2.	a. Closing Date:		8/1/03
	b. Maturity Date:		2/28/04
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$18,500,337
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$18,500,337
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		15.00% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		15.00% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.188% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.67%
	Highbridge	35.63%
	Libra	0%
	Ravich	2.7%
13.	Back-End Participation:
	Participant	0%
	Mezzanine Lenders	0%
	Libra	0%

Schedule B-4

NOTE SCHEDULE
to
Amended and Restated Loan Pooling and
Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		SDG Seminole Component
2.	a. Closing Date:		8/4/03
	b. Maturity Date:		2/1/04
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$1,735,462
5.	Amount of Participation*:		$600,605
6.	Servicing Fee Debt Amount:		$1,735,462
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.00% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		13.00% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.083% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	N/A
	Mezzanine Lenders	N/A
	Libra	N/A

* Constitutes $568,572 note provided by SDG to PDS

Schedule B-5

NOTE SCHEDULE
to
Amended and Restated Loan Pooling and
Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		Chukchansi Operating Lease
2.	a. Closing Date:		8/4/03
	b. Maturity Date:		6/1/07
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$1,288,629
5.	Amount of Participation:		$87,742
6.	Servicing Fee Debt Amount:		$1,288,629
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		20.360% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		20.360% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.170% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	96%
	Mezzanine Lenders	0%
	Libra	4%

Schedule B-6

NOTE SCHEDULE
to
Amended and Restated Loan Pooling and
Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		PDS - Route
2.	a. Closing Date:		8/7/03
	b. Maturity Date:		1/30/04
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$7,000,000
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$0
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		1.5% per month
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		1.5% per month
10.	Interest Rate Paid to Mezzanine Lenders:		1.5% per month
11.	Collateral Agent: Highbridge
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	46.67%
	Highbridge	46.67%
	Libra	3.33%
	Ravich	3.33%
13.	Back-End Participation:
	Participant	N/A
	Mezzanine Lenders	N/A
	Libra	N/A

Schedule B-7

NOTE SCHEDULE
to
Amended and Restated Loan Pooling and
Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		Chukchansi Note SPV
2.	a. Closing Date:		8/7/03
	b. Maturity Date:		12/1/07
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$10,816,410*
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$6,388,400
5.	Amount of Participation:		$1,164,844
6.	Servicing Fee Debt Amount:		$16,973,444
7.	Servicing Fee Amount:		From Sept 03 to Aug 04, 12.5 BP per month on amount of Line 6, From Sept 04 to Aug 06, 8.33 BP per month on amount of Line 6, From Sept 06 and beyond, 2.08 BP per month on amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.50% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		22,419% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	51%
	Mezzanine Lenders	47%
	Libra	2%

*                                For purposes of this Agreement, any amounts purchased by Mezzanine Lenders in the facility provided by the Marshall Group shall not be considered as Mezzanine Debt. Such Mezzanine Lenders shall look only to the Chukchansi Economic Development Authority for repayment of such amounts.

Schedule B-8

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		Chukchansi $8mm
2.	a. Closing Date:		8/7/03
	b. Maturity Date:		1/31/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$8,000,000
5.	Amount of Participation:		$250,000
6.	Servicing Fee Debt Amount:		$8,000,000
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		17.50% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		17.50% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.396% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	N/A
	Mezzanine Lenders	N/A
	Libra	N/A

Schedule B-9

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		Trump Marina 1070L0107
2.	a. Closing Date:		8/18/03
	b. Maturity Date:		6/30/06
	c. Payment Date:		Last day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$5,539,322
5.	Amount of Participation:		$680,658*
6.	Servicing Fee Debt Amount:		$5,539,322
7.	Servicing Fee Amount:		2.083 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		18.123% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		18.123% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.147% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	96%
	Mezzanine Lenders	0%
	Libra	4%

* Includes $291,543 loaned by Trump to PDS

Schedule B-10

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		Trump Plaza 1071L0106
2.	a. Closing Date:		8/18/03
	b. Maturity Date:		6/30/06
	c. Payment Date:		Last day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$2,647,750
5.	Amount of Participation:		$418,417
6.	*Servicing Fee Debt Amount:		$2,368,687
7.	Servicing Fee Amount:		2.083 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		17.289% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		17.289% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.145% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	96%
	Mezzanine Lenders	0%
	Libra	4%

* Includes $139,355 loaned by Trump to PDS

Schedule B-11

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 24, 2003

1.	Borrower:		Trump Plaza 1071L0107
2.	a. Closing Date:		8/18/03
	b. Maturity Date:		6/30/06
	c. Payment Date:		Last day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		N/A
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$2,159,901
5.	Amount of Participation:		$206,138
6.	Servicing Fee Debt Amount:		$2,159,901
7.	Servicing Fee Amount:		2.083 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		18.454% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		18.454% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.148% per month
11.	Collateral Agent: Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	96%
	Mezzanine Lenders	0%
	Libra	4%

* Includes $113,679 loaned by Trump to PDS

Schedule B-12

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Taj Mahal 1067L0105
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$1,399,360
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$753,502
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$2,152,862
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC		LIBRA SECURITIES, LLC

By:		By:	/s/ Jess M. Ravich
Name:		Name: Jess M. Ravich
Title:		Title: CEO

RAVICH REVOCABLE TRUST OF 1989		HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	/s/ Jess M. Ravich	By:
Name: Jess M. Ravich			Name:
Title: Trustee			Title:

Schedule B-12

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Taj Mahal 1067L0105
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$1,399,360
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$753,502
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$2,152,862
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC		LIBRA SECURITIES, LLC

By:	/s/ Mitchell R. Julis	By:
Name: MITCHELL R. JULIS		Name: Jess M. Ravich
Title: MANAGING PARTNER		Title: CEO

RAVICH REVOCABLE TRUST OF 1989		HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:		By:
Name: Jess M. Ravich		Name:
Title: Trustee		Title:

Schedule B-12

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Taj Mahal 1067L0105
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$1,399,360
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$753,502
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$2,152,862
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC	LIBRA SECURITIES, LLC

By:	By:
Name:	Name: Jess M. Ravich
Title:	Title: CEO

RAVICH REVOCABLE TRUST OF 1989	HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	By:	/s/ [ILLEGIBLE]
Name: Jess M. Ravich		Name:
Title: Trustee		Title:

Agent
Wishnow, Ross Warsavsky & Co	PDS GAMING CORPORATION

By:	By:	/s/ Johan P. Finley
Name:	Name: Johan P. Finley
Title:	Title: CEO

Agent
Wishnow, Ross Warsavsky & Co		PDS GAMING CORPORATION

By:	/s/ David Hartman	By:
Name: DAVID HARTMAN		Name: Johan P. Finley
Title: Partner		Title: CEO

Schedule B-13

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Marina 1070L0105
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$416,964
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$224,519
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$641,483
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC		LIBRA SECURITIES, LLC

By:	/s/ Mitchell R. Julis	By:
Name: MITCHELL R. JULIS		Name: Jess M. Ravich
Title: MANAGING PARTNER		Title: CEO

RAVICH REVOCABLE TRUST OF 1989		HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:		By:
Name: Jess M. Ravich		Name:
Title: Trustee		Title:

Schedule B-13

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Marina 1070L0105
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$416,964
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$224,519
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$641,483
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

	CANPARTNERS INVESTMENTS IV, LLC	LIBRA SECURITIES, LLC

	By:	By:	/s/ Jess M. Ravich
	Name:	Name: Jess M. Ravich
	Title:	Title: CEO

	RAVICH REVOCABLE TRUST OF 1989	HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	/s/ Jess M. Ravich	By:
	Name: Jess M. Ravich		Name:
	Title: Trustee		Title:

Schedule B-13

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Marina 1070L0105
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$416,964
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$224,519
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$641,483
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC	LIBRA SECURITIES, LLC

By:	By:
Name:	Name: Jess M. Ravich
Title:	Title: CEO

RAVICH REVOCABLE TRUST OF 1989	HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	By:	/s/ [ILLEGIBLE]
Name: Jess M. Ravich		Name:
Title: Trustee		Title:

Agent
Wishnow, Ross Warsavsky & Co		PDS GAMING CORPORATION

By:	/s/ David Hartman	By:
Name: David Hartman		Name: Johan P. Finley
Title: Partner		Title: CEO

Agent
Wishnow, Ross Warsavsky & Co	PDS GAMING CORPORATION

By:	By:	/s/ Johan P. Finley
Name:	Name: Johan P. Finley
Title:	Title: CEO

Schedule B-14

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Plaza 1071L0103
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$2,715,778
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$1,462,342
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$4,178,120
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC		LIBRA SECURITIES, LLC

By:	/s/ Mitchell R. Julis	By:
Name: MITCHELL R. JULIS		Name: Jess M. Ravich
Title: MANAGING PARTNER		Title: CEO

RAVICH REVOCABLE TRUST OF 1989		HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:		By:
Name: Jess M. Ravich		Name:
Title: Trustee		Title:

Schedule B-14

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Plaza 1071L0103
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$2,715,778
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$1,462,342
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$4,178,120
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC		LIBRA SECURITIES, LLC

By:		By:	/s/ Jess M. Ravich
Name:		Name: Jess M. Ravich
Title:		Title: CEO

RAVICH REVOCABLE TRUST OF 1989		HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	/s/ Jess M. Ravich	By:
Name: Jess M. Ravich			Name:
Title: Trustee			Title:

Schedule B-14

NOTE SCHEDULE
to
Amended and Restated Last-Out Participation Agreement
dated September 8, 2003

1.	Borrower:		Trump Plaza 1071L0103
2.	a. Closing Date:		10/8/03
	b. Maturity Date:		7/1/05
	c. Payment Date:		First day of each month
3.	Total Debt Provided by non-Mezzanine Lenders:		$2,715,778
4.	Total Debt Provided by Mezzanine Lenders and Participant:		$1,462,342
5.	Amount of Participation:		$0
6.	Servicing Fee Debt Amount:		$4,178,120
7.	Servicing Fee Amount:		6.25 BP per month on amortized amount of Line 6
8.	Interest Rate paid by Borrower on Total Loan/Lease:		13.0% per year
9.	Interest Rate Received by Agent on Behalf of Mezzanine Lenders:		37.31% per year
10.	Interest Rate Paid to Mezzanine Lenders:		1.25% per month
11.	Collateral Agent:		Canyon
12.	Pro Rata Shares of the Mezzanine Lenders:
	Canpartners:	61.666%
	Highbridge	31.666%
	Libra	3.333%
	Ravich	3.333%
13.	Back-End Participation:
	Participant	26%
	Mezzanine Lenders	72%
	Libra	2%

Acknowledged and Agreed:

CANPARTNERS INVESTMENTS IV, LLC	LIBRA SECURITIES, LLC

By:	By:
Name:	Name: Jess M. Ravich
Title:	Title: CEO

RAVICH REVOCABLE TRUST OF 1989	HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

By: Highbridge/Zwirn Capital Management, LLC

By:	By:	/s/ [ILLEGIBLE]
Name: Jess M. Ravich		Name:
Title: Trustee		Title:

Agent
Wishnow, Ross Warsavsky & Co	PDS GAMING CORPORATION

By:	By:	/s/ Johan P. Finley
Name:	Name: Johan P. Finley
Title:	Title: CEO

Agent
Wishnow, Ross Warsavsky & Co		PDS GAMING CORPORATION

By:	/s/ David Hartman	By:
Name: DAVID HARTMAN		Name: Johan P. Finley
Title: Partner		Title: CEO